UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2009

Commission File No. 001-34222

EFT BIOTECH HOLDINGS, INC.
 (Exact name of small business issuer as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or Organization)	22-1211204 (I.R.S. Employer Identification No.)

929 Radecki Court City of Industry, CA	91748
(Address of Principal Executive Offices)	(Zip Code)

Issuer's Telephone Number:  (626) 581 - 0388

Not Applicable
(Former name or former address, if changed since last report.)

With Copies to:
Virginia K Sourlis, Esq.
The Sourlis Law Firm
2 Bridge Avenue
The Galleria
Red Bank, New Jersey 07701
Telephone: (732) 530-9007

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

The Registrant is filing this Amendment No. 1 to Form 8-K because the Registrant had inadvertently issued a press release which was later retracted.  The Registrant also filed a Form 8-K thereby filing the press release as an exhibit thereto.  The Registrant then filed a revised press release which filed as Exhibit 99.1 hereto.

Item 7.01  Regulation FD Disclosure.

Attached is a press release issued by the Registrant on June 30, 2009.  The press release is not deemed filed under the Securities Exchange Act of 1933, as amended. It is considered to be “furnished” under the instructions of Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1           Press Release, dated June 30, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFT BIOTECH HOLDINGS, INC.
Date: June 30, 2009	By: /s/ Sharon Tang
Name: Sharon Tang Title: Chief Financial Officer (Principal Financing and Accounting Officer)